Exhibit 99.3

925 North Eldridge Parkway Houston, TX 77079 Media Relations: 281-293-1149 www.conocophillips.com/media

NEWS RELEASE

Dec. 10, 2024

ConocoPhillips announces results of early participation in exchange offers and consent solicitations

HOUSTON - ConocoPhillips (NYSE: COP) (“COP”) today announced that, in connection with the previously announced offers to eligible holders to exchange (each, an “Exchange Offer” and collectively, the “Exchange Offers”) any and all outstanding notes issued by Marathon Oil Corporation (“Marathon”) as set forth in the table below (the “Existing Marathon Notes”) for up to $4,000,000,000 aggregate principal amount of new notes issued by ConocoPhillips Company (“CPCo”) and fully and unconditionally guaranteed by COP (the “New Notes”), and related consent solicitations by Marathon (each, a “Consent Solicitation” and, collectively, the “Consent Solicitations”) to adopt certain proposed amendments to each of the indentures governing the Existing Marathon Notes (the “Proposed Amendments”), as of 5:00 p.m., New York City time, on Dec. 9, 2024 (the “Early Tender Date”), the following principal amounts of each series of Existing Marathon Notes have been validly tendered and not validly withdrawn (and consents thereby validly given and not validly revoked):

Title of Security	CUSIP / ISIN	Issuer	Aggregate Principal Amount Outstanding Prior to the Exchange Offers	Principal Amount Tendered as of the Early Tender Date
4.400% Senior Notes due 2027	565849AP1 / US565849AP16	Marathon	$1,000,000,000	$225,353,000
5.300% Senior Notes due 2029	565849AQ9 / US565849AQ98	Marathon	$600,000,000	$58,588,000
6.800% Senior Notes due 2032	565849AB2 / US565849AB20	Marathon	$550,000,000	$101,482,000
5.700% Senior Notes due 2034	565849AR7 / US565849AR71	Marathon	$600,000,000	$58,297,000
6.600% Senior Notes due 2037	565849AE6 / US565849AE68	Marathon	$750,000,000	$259,040,000
5.200% Senior Notes due 2045	565849AM8 / US565849AM84	Marathon	$500,000,000	$151,405,000

CPCo is also conducting cash tender offers to purchase any and all of the Existing Marathon Notes and several series of debt securities issued by COP and CPCo and subsidiaries thereof (the “Concurrent Tender Offer”), in each case upon the terms and conditions set forth in the Offer to Purchase, dated Nov. 25, 2024 (the “Offer to Purchase”), a copy of which may be obtained from the information agent. Holders of any series of Existing Marathon Notes who validly tender and do not validly withdraw their Existing Marathon Notes pursuant to the Concurrent Tender Offer will also be deemed to have consented to the Proposed Amendments under the Consent Solicitations described in this news release. An eligible holder is only able to tender specific Existing Marathon Notes within a series into either the Concurrent Tender Offer or the Exchange Offers, as the same Existing Marathon Notes cannot be tendered into more than one tender offer at the same time.

COP also announced that, as of the Early Tender Date, Marathon has also received the requisite number of consents to adopt the Proposed Amendments with respect to each of the six outstanding series of Existing Marathon Notes that are subject to the Consent Solicitations (pursuant to the Exchange Offers and Concurrent Tender Offer). Marathon has entered into a supplemental indenture with the trustee for the Existing Marathon Notes to effect the Proposed Amendments.

Withdrawal rights for the Exchange Offers and Consent Solicitations expired as of the Early Tender Date, at 5:00 p.m., New York City time, on Dec. 9, 2024 (the “Withdrawal Deadline”). Existing Marathon Notes validly tendered in the Exchange Offers may no longer be withdrawn except in certain limited circumstances where additional withdrawal rights are required by law.

The Exchange Offers and Consent Solicitations are being made pursuant to the terms and subject to the conditions set forth in the Offering Memorandum and Consent Solicitation Statement, dated Nov. 25, 2024 (the “Offering Memorandum”). Each Exchange Offer and Consent Solicitation is conditioned upon the completion of the other Exchange Offers and Consent Solicitations, although CPCo may waive such condition at any time with respect to an Exchange Offer. Any waiver of a condition by CPCo with respect to an Exchange Offer will automatically waive such condition with respect to the corresponding Consent Solicitation.

CPCo, in its sole discretion, may modify or terminate the Exchange Offers and may extend the Expiration Date (as defined herein) and/or the settlement date with respect to the Exchange Offers, subject to applicable law. Any such modification, termination or extension by CPCo will automatically modify, terminate or extend the corresponding Consent Solicitation, as applicable.

The Exchange Offers and Consent Solicitations will expire at 5:00 p.m., New York City time, on Dec. 24, 2024, unless extended (the “Expiration Date”). The settlement date will be promptly after the Expiration Date and is expected to be within three business days after the Expiration Date.

CPCo’s obligation to accept for exchange the Existing Marathon Notes validly tendered and not validly withdrawn in the Exchange Offers is subject to the satisfaction or waiver of the conditions as described in the Offering Memorandum. CPCo reserves the absolute right, subject to applicable law, to: (i) delay accepting any Existing Marathon Notes; (ii) extend an Exchange Offer or terminate an Exchange Offer and not accept any Existing Marathon Notes; (iii) extend the Early Tender Date without extending the Withdrawal Deadline; (iv) terminate an Exchange Offer and return all tendered Existing Marathon Notes to the respective tendering eligible holders; and (v) amend, modify or waive in part or whole, at any time, or from time to time, the terms of an Exchange Offer in any respect, including waiver of any conditions to consummation of an Exchange Offer.

The Exchange Offers are only being made, and the New Notes are only being offered and will only be issued, and copies of the offering documents will only be made available, to holders of Existing Marathon Notes (1) either (a) in the United States, that are “qualified institutional buyers,” or “QIBs,” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act or (b) outside the United States, that are persons other than “U.S. persons,” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act, or a dealer or other professional fiduciary organized, incorporated or (if an individual) residing in the United States holding a discretionary account or similar account (other than an estate or a trust) for the benefit or account of a non-”U.S. person,” and (2) (a) if located or resident in any Member State of the European Economic Area, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, “MiFID II”); or (ii) a customer within the meaning of Directive (EU) 2016/97, where that customer would not qualify as a professional client as defined in point (10) of Article 4(1) of MiFID II; or (iii) not a “qualified investor” as defined in Regulation (EU) 2017/1129), and consequently no key information document required by Regulation (EU) No 1286/2014 (as amended, the “PRIIPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the European Economic Area has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the European Economic Area may be unlawful under the PRIIPs Regulation; or (b) if located or resident in the United Kingdom, who are persons other than “retail investors” (for these purposes, a retail investor means a person who is one (or more) of: (i) a retail client, as defined in point (8) of Article 2 of Regulation (EU) No 2017/565 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (“EUWA”); or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (the “FSMA”) and any rules or regulations made under the FSMA to implement Directive (EU) 2016/97, where that customer would not qualify as a professional client, as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of domestic law by virtue of the EUWA; or (iii) not a qualified investor as defined in Article 2 of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the EUWA), and consequently no key information document required by Regulation (EU) No 1286/2014 as it forms part of domestic law by virtue of the EUWA (the “UK PRIlPs Regulation”) for offering or selling the New Notes or otherwise making them available to retail investors in the United Kingdom has been prepared and therefore offering or selling the New Notes or otherwise making them available to any retail investor in the United Kingdom may be unlawful under the UK PRIIPs Regulation (“Eligible Holders”). The Exchange Offers will not be made to holders of Existing Marathon Notes who are located in Canada. Only Eligible Holders who have completed and returned the eligibility certification are authorized to receive or review the Offering Memorandum or to participate in the Exchange Offers. The eligibility form is available electronically at: https://gbsc-usa.com/eligibility/conocophillips. There is no separate letter of transmittal in connection with the Offering Memorandum.

This news release does not constitute an offer to sell or purchase, or a solicitation of an offer to sell or purchase, or the solicitation of tenders or consents with respect to, any security. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The Exchange Offers and Consent Solicitations are being made solely pursuant to the Offering Memorandum and the Concurrent Tender Offer is being made only by an Offer to Purchase, and only to such persons and in such jurisdictions as is permitted under applicable law.

The New Notes have not been and will not be registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

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About ConocoPhillips

ConocoPhillips is one of the world’s leading exploration and production companies based on both production and reserves, with a globally diversified asset portfolio. Headquartered in Houston, Texas, ConocoPhillips had operations and activities in 13 countries, $97 billion of total assets, and approximately 10,300 employees at Sept. 30, 2024. Production averaged 1,921 MBOED for the nine months ended Sept. 30, 2024, and proved reserves were 6.8 BBOE as of Dec. 31, 2023.

For more information, go to www.conocophillips.com.

Contacts

Dennis Nuss (media)
281-293-1149
dennis.nuss@conocophillips.com

Investor Relations
281-293-5000
investor.relations@conocophillips.com

CAUTIONARY STATEMENT FOR THE PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This news release contains forward-looking statements as defined under the federal securities laws. Forward-looking statements relate to future events, plans and anticipated results of operations, business strategies, and other aspects of our operations or operating results. Words and phrases such as “ambition,” “anticipate,” “believe,” “budget,” “continue,” “could,” “effort,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “potential,” “predict,” “projection,” “seek,” “should,” “target,” “will,” “would,” and other similar words can be used to identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Where, in any forward-looking statement, the company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to be reasonable at the time such forward-looking statement is made. However, these statements are not guarantees of future performance and involve certain risks, uncertainties and other factors beyond our control. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in the forward-looking statements. Factors that could cause actual results or events to differ materially from what is presented include changes in commodity prices, including a prolonged decline in these prices relative to historical or future expected levels; global and regional changes in the demand, supply, prices, differentials or other market conditions affecting oil and gas, including changes resulting from any ongoing military conflict, including the conflicts in Ukraine and the Middle East, and the global response to such conflict, security threats on facilities and infrastructure, or from a public health crisis or from the imposition or lifting of crude oil production quotas or other actions that might be imposed by OPEC and other producing countries and the resulting company or third-party actions in response to such changes; insufficient liquidity or other factors, such as those listed herein, that could impact our ability to repurchase shares and declare and pay dividends such that we suspend our share repurchase program and reduce, suspend, or totally eliminate dividend payments in the future, whether variable or fixed; changes in expected levels of oil and gas reserves or production; potential failures or delays in achieving expected reserve or production levels from existing and future oil and gas developments, including due to operating hazards, drilling risks or unsuccessful exploratory activities; unexpected cost increases, inflationary pressures or technical difficulties in constructing, maintaining or modifying company facilities; legislative and regulatory initiatives addressing global climate change or other environmental concerns; public health crises, including pandemics (such as COVID-19) and epidemics and any impacts or related company or government policies or actions; investment in and development of competing or alternative energy sources; potential failures or delays in delivering on our current or future low-carbon strategy, including our inability to develop new technologies; disruptions or interruptions impacting the transportation for our oil and gas production; international monetary conditions and exchange rate fluctuations; changes in international trade relationships or governmental policies, including the imposition of price caps, or the imposition of trade restrictions or tariffs on any materials or products (such as aluminum and steel) used in the operation of our business, including any sanctions imposed as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; our ability to collect payments when due, including our ability to collect payments from the government of Venezuela or PDVSA; our ability to complete any announced or any future dispositions or acquisitions on time, if at all; the possibility that regulatory approvals for any announced or any future dispositions or acquisitions will not be received on a timely basis, if at all, or that such approvals may require modification to the terms of the transactions or our remaining business; business disruptions relating to the acquisition of Marathon Oil Corporation (Marathon Oil) or following any other announced or other future dispositions or acquisitions, including the diversion of management time and attention; the ability to deploy net proceeds from our announced or any future dispositions in the manner and timeframe we anticipate, if at all; our ability to successfully integrate Marathon Oil’s business and technologies, which may result in the combined company not operating as effectively and efficiently as expected; our ability to achieve the expected benefits and synergies from the Marathon Oil acquisition in a timely manner, or at all; potential liability for remedial actions under existing or future environmental regulations; potential liability resulting from pending or future litigation, including litigation related directly or indirectly to pending or completed transactions; the impact of competition and consolidation in the oil and gas industry; limited access to capital or insurance or significantly higher cost of capital or insurance related to illiquidity or uncertainty in the domestic or international financial markets or investor sentiment; general domestic and international economic and political conditions or developments, including as a result of any ongoing military conflict, including the conflicts in Ukraine and the Middle East; changes in fiscal regime or tax, environmental and other laws applicable to our business; and disruptions resulting from accidents, extraordinary weather events, civil unrest, political events, war, terrorism, cybersecurity threats or information technology failures, constraints or disruptions; and other economic, business, competitive and/or regulatory factors affecting our business generally as set forth in our filings with the Securities and Exchange Commission. Unless legally required, ConocoPhillips expressly disclaims any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.